                                                                   EXHIBIT 10.26

                               MASTER AGREEMENT


          This Amended and Restated Master Agreement, dated as of November 19, 1997 (this "Agreement"), amends and restates the Master Agreement dated as of October 7, 1997 (the "Original Agreement"), by and among (i) Toy Biz, Inc., a Delaware corporation ("Toy Biz"), (ii) the secured creditors of Marvel Entertainment Group, Inc., a Delaware corporation ("Entertainment"), and certain of its direct and indirect subsidiaries who become parties to this Agreement by executing and delivering a separate Consenting Lender Execution Page in the form attached as Exhibit 1 to this Agreement (the "Consenting Lenders") and (iii) the Panini Lenders (as defined in the Plan of Reorganization) who become parties to this Agreement by executing and delivering a separate Consenting Panini Lender Execution Page in the form attached as Exhibit 2 to this Agreement (the "Consenting Panini Lenders").


                             PRELIMINARY STATEMENT


          A. Entertainment, together with eight of its wholly owned subsidiaries (collectively with Entertainment, the "Debtors"), are chapter 11 debtors and debtors in possession in cases pending under chapter 11 of title 11 of the United States Code (11 U.S.C. (S)(S) 101 et seq.) (the "Bankruptcy Code"), having commenced voluntary cases (Nos. 96-2066 through 96-2077 (HSB)) (the "Reorganization Cases") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

          B. Entertainment, certain affiliates of Entertainment, and The Chase Manhattan Bank ("Chase") as administrative agent for the holders of Senior Secured Claims (as defined in the Plan of Reorganization referred to below) are parties to the Existing Credit Agreements (as such term is defined in the Plan of Reorganization) pursuant to which the Debtors are indebted to the holders of Senior Secured Claims.

          C. Entertainment (i) owns approximately 26.7% of the Class A Common Stock of Toy Biz, (ii) licenses certain intellectual property to Toy Biz, and
(iii) has entered into certain agreements with Toy Biz.

          D. The Consenting Lenders and Toy Biz intend to jointly propose a chapter 11 plan of reorganization (substantially in the form attached hereto as Exhibit 3 (the "Plan of Reorganization"), as creditors and parties in interest in the Reorganization Cases pending in the Bankruptcy Court. The Plan of Reorganization will provide, among other things, that pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), Toy Biz and Entertainment will combine (the "Merger") to form Newco ("Newco"), and each holder of Class A Shares (as hereinafter defined) will receive a certain amount of shares of Newco Common Stock (as hereinafter defined), other than Marvel, and (ii) Newco's certificate of incorporation and by-laws will be amended and restated as provided in the Plan of Reorganization.

          E. At the same time as the execution and delivery of the Original Agreement by Toy Biz, Isaac Perlmutter, Isaac Perlmutter T.A., and Zib Inc. (the "Perlmutter Stockholders") and Avi Arad executed and delivered into escrow a stockholders agreement (the "New Stockholders Agreement") having substantially the same terms as the Stockholders' Agreement, dated as of March 2, 1995, by and among Toy Biz, the Perlmutter Stockholders, Avi Arad and Entertainment, and each of Isaac Perlmutter and Avi Arad executed and delivered into escrow voting trust agreements having substantially the same terms as the Voting Trust Agreements, dated as of March 2, 1995, by and among Entertainment and each of Isaac Perlmutter and Avi Arad (the "New Voting Trust Agreements").

          F. At the same time as the execution and delivery of this Agreement by Toy Biz, the Perlmutter Stockholders and Avi Arad have executed and delivered Amended and Restated Proxy and Stock Option Agreements (the "Proxy and Stock Option Agreements") which amend and restate the Proxy and Stock Option Agreements dated as of October 7, 1997, by and between the Perlmutter Stockholders and Avi Arad, respectively, and the Consenting Lenders (as defined in the Proxy and Stock Option Agreements), pursuant to which the Perlmutter Stockholders and Avi Arad have, among other things, granted to the Designated Consenting Lender a proxy to vote their Class A Shares in favor of the transactions contemplated by this Agreement.

          G. The parties hereto desire that the parties take the actions set forth in this Agreement, subject to the terms and conditions contained herein, so that (i) the Plan of Reorganization is confirmed by the Bankruptcy Court (or such other court as may from time to time exercise jurisdiction over the Debtors' Bankruptcy cases) in accordance with the Bankruptcy Code, (ii) the Merger is consummated as provided in the Plan of Reorganization and the Merger Agreement, and (iii) certain other related transactions are consummated as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, and on the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

          For the purpose of this Agreement, capitalized terms which are used herein and not otherwise defined shall have the meanings given such terms in the Plan of Reorganization and the following terms shall have the meanings specified in this Article 1.

          "Adverse Order" shall mean an order of any court preventing Toy Biz from complying with this Agreement or consummating the Plan of Reorganization based wholly or in part on any contention that the board of directors of Toy Biz which approved this Agreement was not the duly authorized board of directors of Toy Biz at such time.

          "Agreement" shall have the meaning set forth in the preamble.

          "Antitrust Division" shall have the meaning set forth in Section 2.7.

          "Bankruptcy Code" shall have the meaning set forth in the Preliminary Statement.

          "Bankruptcy Court" shall have the meaning set forth in the Preliminary Statement.

          "Change in Control" shall mean a determination of any court that the board of directors of Toy Biz which approved the Master Agreement was not at such time the duly authorized board of directors of Toy Biz.

          "Chase" shall have the meaning set forth in the Preliminary Statement.

          "Class A Shares" means shares of Class A common stock, par value $.01 per share, of Toy Biz.

          "Class B Shares" means shares of Class B common stock, par value $.01 per share, of Toy Biz.

          "Consenting Lenders" shall have the meaning set forth in the preamble.

          "Consenting Lenders Threshold" means holders of Senior Secured Claims holding at least two-thirds in principal amount and a majority in number of the Senior Secured Claims, excluding Excluded Claims. For purposes hereof, if a secured creditor is a Consenting Lender, all of the Senior Secured Claims in which it has a beneficial interest, to the extent of its beneficial interest therein, shall be included for purposes of the computations in this definition.

          "Consenting Lenders Threshold Date" means the date this Agreement has been executed and delivered by holders of Senior Secured Claims who constitute the Consenting Lenders Threshold.

          "Consenting Panini Lenders" shall have the meaning set forth in the preamble.

          "Contingent Senior Secured Claims" shall have the meaning set forth in the Plan of Reorganization.

          "Converted Class B Shares" means the Class A Shares issued upon conversion of the Class B Shares as a result of a change in control of Entertainment pursuant to the Toy Biz Stockholders Agreement, dated as of March 2, 1995.

          "Debtors" shall have the meaning set forth in the Preliminary
Statement.

          "Designated Consenting Lender" shall have the meaning set forth in the Proxy and Stock Option Agreements.

          "DIP Claim" shall have the meaning set forth in the Plan of Reorganization.

          "DIP Credit Agreement" shall have the meaning set forth in the Plan of Reorganization.

          "Disclosure Schedule" means the disclosure schedule separately delivered by Toy Biz to the Consenting Lenders with the Original Agreement.

          "Disclosure Statement" shall have the meaning set forth in Section
2.2.

          "DGCL" means the General Corporation Law of the State of Delaware.

          "Effective Time" shall have the meaning set forth in the Merger Agreement.

          "Employee Option" have the meaning set forth in Section 2.12.

          "Entertainment" shall have the meaning set forth in the preamble.

          "Excluded Claims" means Senior Secured Claims which are held or controlled, directly or indirectly, by Carl Icahn, High River Limited Partnership, Elliott Associates, L.P., Westgate

International, L.P. or any affiliates of any of the foregoing or in which any of the foregoing have any interest, including any participation interest, solely to the extent of such interest.

          "Form S-4" shall have the meaning set forth in Section 2.3.

          "FTC" shall have the meaning set forth in Section 2.7.

          "Governmental Entity" means any court, arbitral tribunal, administrative agency or commission, or other governmental or regulatory authority or agency.

          "HSR Act" shall have the meaning set forth in Section 2.7.

          "Information Statement/Prospectus" shall have the meaning set forth in
Section 2.3.

          "Merger" shall have the meaning set forth in the Preliminary
Statement.

          "Merger Agreement" shall have the meaning set forth in the Preliminary Statement.

          "Newco" shall have the meaning set forth in the Preliminary Statement.

          "Newco Common Stock" shall mean Common Stock as defined in the Plan of Reorganization.

          "New Investment" shall mean the $90 million investment in Newco to be made in exchange for the issuance by Newco of Convertible Preferred Stock or New Convertible Notes (as defined in the Plan of Reorganization).

          "New Stockholders Agreements" shall have the meaning set forth in the Preliminary Statement.

          "New Voting Trust Agreements" shall have the meaning set forth in the Preliminary Statement.

          "Perlmutter Stockholders" shall have the meaning set forth in the Preliminary Statement.

          "Plan of Reorganization" shall have the meaning set forth in the Preliminary Statement.

          "Preferred Shares" means Preferred Stock, par value $.01 per share of Toy Biz.

          "Proxy and Stock Option Agreements" shall have the meaning set forth in the Preliminary Statement.

          "Qualifying Transaction" shall have the meaning set forth in the Plan of Reorganization.

          "Reorganization Cases" shall have the meaning set forth in the Preliminary Statement.

          "Requisite Amount of the Consenting Lenders" means Consenting Lenders holding at least two-thirds in principal amount of the Fixed Senior Secured Claims held by all of the Consenting Lenders, as shown on the Consenting Lender Execution Pages signed by the Consenting Lenders.

          "Requisite Amount of the Consenting Panini Lenders" means Panini Lenders holding at least two-thirds in principal amount of the Contingent Senior Secured Claims held by all of the Panini Lenders, as shown on the Panini Lenders Execution Pages signed by the Consenting Panini Lenders.

          "SEC" means the Securities and Exchange Commission.

          "Senior Secured Claims" shall have the meaning set forth in the Plan of Reorganization.

          "Stock Option Plan" shall have the meaning set forth in Section 2.12.

          "Subsidiary" means all of the corporations or other entities of which Toy Biz owns a majority of the issued and outstanding capital stock or similar interests.

          "Toy Biz" shall have the meaning set forth in the preamble.

          "Toy Biz Shares" shall mean the Class A Shares and Preferred Shares.

          "Voting Debt" shall have the meaning set forth in Section 3.2.


                                   ARTICLE 2
                                   COVENANTS

          2.1  Interim Operations of Toy Biz. Toy Biz covenants and agrees that,
               -----------------------------
except (x) as expressly contemplated by this Agreement, the Plan of Reorganization or the Merger Agreement or as disclosed on Schedule 2.1 in the Disclosure Schedule or (y) as agreed in writing by a Requisite Amount of the

Consenting Lenders after the date hereof and prior to the Effective Time, the business of Toy Biz and its Subsidiary shall be conducted only in the ordinary and usual course, in substantially the same manner as heretofore conducted, and, in particular, Toy Biz will not, directly or indirectly, (i) issue, sell, transfer, pledge or otherwise encumber, or agree (including pursuant to options or warrants) to issue, sell, transfer, pledge or otherwise encumber, any of the Toy Biz Shares (other than Class A Shares reserved for issuance on the date hereof pursuant to the exercise of Employee Options outstanding on the date hereof and upon the conversion of shares of Toy Biz' outstanding Series A Preferred Stock) or capital stock of its Subsidiary beneficially owned by it;
(ii) amend its certificate of incorporation, by-laws or other comparable organizational documents; (iii) split, combine or reclassify the outstanding Toy Biz Shares; (iv) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to its capital stock; (v) redeem, purchase or otherwise acquire directly or indirectly any shares of capital stock of Toy Biz or its Subsidiary; (vi) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, any business or any corporation, partnership, joint venture or other business organization; (vii) subject to any lien, mortgage, security interest, pledge or other encumbrance or sell, lease or otherwise dispose of a material portion of its assets other than in the ordinary course of business and any such actions in connection with the refinancing of Toy Biz's current revolving credit agreement; (viii) incur any indebtedness for borrowed money or guarantee any such indebtedness, other than borrowings and guarantees incurred in the ordinary course of business and except for refinancings of Toy Biz's current revolving credit agreement; or (ix) enter into any transactions or agreements with any directors or officers of Toy Biz or Isaac Perlmutter or Avi Arad or any affiliates of any of the foregoing, other than consistent with past practice.

          2.2  Consents and Approvals. Upon the terms and subject to the
               ----------------------
conditions of this Agreement, Toy Biz and the Consenting Lenders, acting collectively, agree to use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Plan of Reorganization as promptly as practicable including, but not limited to: (i) the preparation and filing of all forms, registrations, notices and pleadings required to be filed to consummate the transactions contemplated by this Agreement and the taking of such actions as are necessary to obtain any requisite approvals, consents, order, exemptions or waivers by any third party or Governmental Entity, including, but not limited to the Bankruptcy Court; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; (iii) the filing of the Plan of Reorganization, together with a disclosure statement (the "Disclosure Statement") with respect thereto, as required by section 1125 of the Bankruptcy Code, no later than ten business days after the Consenting Lender Threshold Date; and (iv) causing the satisfaction of all conditions to the Merger as provided in the Merger Agreement. In connection with and without limiting the foregoing, Toy Biz and its board of directors shall (i) take all action it has the power to take necessary so that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger, the Merger Agreement, this Agreement or any other transaction contemplated by this Agreement and (ii) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, the Merger Agreement, this Agreement or any other transaction contemplated by this Agreement, take all action it has the power to take necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

          2.3  Information Statement/Prospectus, Form S-4, etc.
               ------------------------------------------------

               (a) To the extent required by applicable law, Toy Biz shall use its best efforts to prepare and file with the SEC no later than thirty (30) days after the Consenting Lender Threshold Date, a combined information statement and prospectus on Form S-4 (the "Form S-4") with respect to the Toy Biz stockholder action to approve the Merger and the registration of the shares of Newco Common Stock to be issued in the Merger and shall use its best efforts to have the Form S-4 declared effective by the SEC as promptly as practicable. Toy Biz shall also take any action reasonably required to be taken under state blue sky or other securities laws in connection with the issuance of shares of Newco Common Stock in the Merger.

               (b) Toy Biz shall promptly prepare and thereafter promptly distribute to its stockholders, the combined information statement and prospectus which is included in the Form S-4 to be filed pursuant to Section 2.3(a) hereof (the "Information Statement/Prospectus"), which Information Statement/Prospectus shall comply in all material respects with the rules and regulations of the SEC. The Information Statement/Prospectus shall be mailed to stockholders of Toy Biz in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, at least 20 calendar days in advance of the Effective Time.

               (c) Toy Biz shall notify the Consenting Lenders and the Consenting Panini Lenders of the receipt of any comments from the SEC and of any requests by the SEC for amendments or supplements to the Form S-4 or the Information Statement/Prospectus or for additional information, and shall promptly supply Chase with copies of all correspondence between Toy Biz (or their representatives) and the SEC (or its staff) with respect thereto.

          2.4  Stock Exchange Listing. Toy Biz shall use its best efforts to
               ----------------------
cause the shares of Newco Common Stock to be issued in the Merger and the Plan of Reorganization and the Convertible Preferred Stock to be issued pursuant to the Plan of Reorganization to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, prior to the Effective Time.

          2.5  Publicity. After the initial press release with respect to the
               ---------
execution of this Agreement, so long as this Agreement is in effect, neither Toy Biz, the Consenting Lenders, the Consenting Panini Lenders, nor any of their respective affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement, the Plan of Reorganization or the other transactions contemplated hereby without the exercise of reasonable efforts to consult with the Consenting Lenders, the Consenting Panini Lenders and Toy Biz, except as may be required by law or by any listing agreement with a national securities exchange or trading market.

          2.6  Notification of Certain Matters.
               -------------------------------

               (a) Toy Biz shall give prompt notice to the Consenting Lenders and the Consenting Panini Lenders of (i) the occurrence or non-occurrence of any event the occurrence or nonoccurrence of which would cause any representation or warranty of Toy Biz contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time and (ii) any material failure of Toy Biz to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such party hereunder; provided, however, that the failure to deliver any notice pursuant to this Section 2.6 shall not limit or otherwise affect the remedies available hereunder to the nondefaulting or non-breaching party.

               (b) Each of the Consenting Lenders and each of the Consenting Panini Lenders shall give prompt notice to Toy Biz of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty of such Consenting Lender or such Consenting Panini Lender contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the

Effective Time and (ii) any material failure of such Consenting Lender or such Consenting Panini Lender, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such party hereunder; provided however, that the failure to deliver any notice pursuant to this Section 2.6 shall not limit or otherwise affect the remedies available hereunder to the non-defaulting or non-breaching party.

          2.7  HSR Act. Toy Biz shall, as soon as practicable, file a
               -------
Notification and Report Forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act") with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") with respect to the Merger and shall use its best efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division, including any request for additional information or documentary material.

          2.8  Required Actions. Each of the parties hereto hereby agrees to use
               ----------------
its reasonable best efforts to take, or cause to be done, all things necessary, proper or advisable under applicable laws or regulations to:

               (a) obtain approval of the Disclosure Statement in accordance with section 1125 of the Bankruptcy Code as soon as reasonably practicable, including, without limitation, requesting that on or before January 5, 1998, the Bankruptcy Court or such other court as may from time to time exercise jurisdiction over the Debtors' Bankruptcy Cases schedule a hearing on or before February 15, 1998 to consider the adequacy of the Disclosure Statement;

               (b) obtain entry of the Confirmation Order as soon as reasonably practicable;

               (c) cause the Consummation Date of the Plan of Reorganization to occur as soon as reasonably practicable; and

               (d) obtain from the Bankruptcy Court or such other court as may from time to time exercise jurisdiction over the Debtors' Bankruptcy Cases such other relief as may be necessary or appropriate in connection with this Agreement, the Plan of Reorganization and the consummation of the transactions contemplated hereby and thereby.

     In addition, the parties to this Agreement shall consult with one another concerning additional motions and/or pleadings that may be made in connection with any of the foregoing or otherwise in connection with the Plan of Reorganization.

          2.9  Prohibited Actions. Each of the parties hereto hereby agrees not
               ------------------
to:

               (a)  object to the Disclosure Statement;

               (b)  object to entry of the Confirmation Order;

               (c) take any action to hinder, delay, preclude or interfere with the entry of an order approving the Disclosure Statement, the entry of the Confirmation Order or the occurrence of the Consummation Date;

               (d) with respect to the Consenting Lenders, foreclose against any collateral without the consent of Toy Biz which consent will not be unreasonably withheld, unless a Requisite Amount of the Consenting Lenders shall have first confirmed in writing to Toy Biz that they will thereafter use reasonable best efforts to effect transactions substantially similar to those contemplated by this Agreement or, in the case of an asset of immaterial value, provide an appropriate cash credit, provided, however, that under no circumstance may the Consenting Lenders foreclose against the Common Stock of Fleer Corp.;

               (e) with respect to the Consenting Panini Lenders, each Consenting Panini Lender agrees that it shall not exercise any of its remedies under the Existing Panini Credit Agreements, to collect any of the Panini Obligations or to realize on any of the collateral security or guarantee obligations held with respect to any of the Panini Obligations against any subsidiary of any of the Debtors that is not the subject of a case under Title 11 of the United States Code, except to the extent reasonably necessary to protect their rights under the Existing Panini Credit Agreements if (x) Panini becomes the subject of a bankruptcy, insolvency, liquidation or similar proceeding and/or (y) creditors of Panini, other than Panini Lenders, holding claims against Panini aggregating greater than $1,000,000 exercise their rights and remedies against Panini under their applicable credit documents or under applicable law; provided, however, notwithstanding the foregoing, the Consenting Panini Lenders shall be entitled to seek adequate protection and object to continued use of cash collateral.

               (f) with respect to the Consenting Lenders and the Consenting Panini Lenders, file a motion to dismiss or convert one or more of the Reorganization Cases without the consent of Toy Biz which consent will not be unreasonably withheld, unless a Requisite Amount of the Consenting Lenders and a Requisite Amount of the Consenting Panini Lenders shall have first confirmed in writing to Toy Biz that they will thereafter effect transactions substantially similar to those contemplated by this Agreement;

               (g) with respect to Toy Biz, file a motion to dismiss or convert one or more of the Reorganization Cases without the consent of the Requisite Amount of the Consenting Lenders which consent will not be unreasonably withheld, unless Toy Biz shall have first confirmed in writing to the Consenting Lenders and the Panini Lenders that it will thereafter effect transactions substantially similar to those contemplated by this Agreement;

               (h) with respect to the Consenting Lenders, transfer, sell or assign, or agree to transfer, sell or assign their respective Senior Secured Claims unless the transferee of such Senior Secured Claims agrees in a writing reasonably acceptable to Toy Biz to be bound by the terms and conditions of this Agreement;

               (i) with respect to the Consenting Panini Lenders, transfer, sell or assign, or agree to transfer, sell or assign their respective Senior Secured Claims unless the transferee of such Senior Secured Claims agrees in writing reasonably acceptable to Toy Biz to be bound by the terms and conditions of this Agreement; or

               (j) support any other plan of reorganization, arrangement or other settlement in any way inconsistent with the Plan of Reorganization.

          2.10 Merger. Upon satisfaction of the conditions set forth in Section
               ------
5.3, Toy Biz shall, in accordance with the Plan of Reorganization, (i) execute and deliver the Merger Agreement and any other documents or instruments required to be executed and delivered by it pursuant to the Merger Agreement, and (ii) take any and all other action required under the Plan of Reorganization and the Merger Agreement to effect the Merger.

          2.11 Financing. On or before the Confirmation Date, Toy Biz shall
               ---------
provide the Consenting Lenders and the Consenting Panini Lenders with written evidence of firm commitments, subject to customary exceptions, for the Term Loan Facility, the Working Capital Facility and the New Investment. On or before the Consummation Date, Toy Biz shall obtain the Term Loan Facility, the Working Capital Facility and the New Investment; it being understood and agreed that such financing obligation of Toy Biz is absolute and unconditional.

          2.12 Company Stock Options.
               ---------------------

               (a) Toy Biz's board of directors, or, if appropriate, any committee administering Toy Biz's 1995 Stock Option Plan (the "Stock Option Plan") shall, prior to the Effective Time, terminate, or adopt such resolutions or take such actions as may be required to adjust, the terms of all then outstanding employee stock options to purchase Toy Biz Shares granted under the Stock Option Plan (each, an "Employee Option") and the terms of the Stock Option Plan to provide that at the Effective Time, each Employee Option outstanding immediately prior to the Effective Time will be deemed to constitute an option to acquire, on the same terms and conditions as under such Employee Option, the number of shares of Newco Common Stock as the holder of such Employee Option would have been entitled to receive pursuant to the Merger Agreement had such holder exercised such Employee Option in full immediately prior to the Effective Time, at the price provided for in the Merger Agreement and any such shares issuable under such Employee Options shall dilute only the shares to be issued to holders of Toy Biz Shares in the Merger. Any such Employee Options which are not terminated will dilute only the Newco Common Stock to be issued to holders of Class A Shares in the Merger.

               (b) Toy Biz shall not grant any stock options or stock appreciation rights under the Stock Option Plan and will not accelerate the exercisability of Employee Options and/or permit cash payments to holders of Employee Options with respect to such options.

          2.13 Qualifying Transactions. Toy Biz shall use its reasonable best
               -----------------------
efforts, without being required to incur any material expense, to cooperate with efforts by the Secured Lenders or the Debtors to consummate a Qualifying Transaction and, in connection therewith, shall cooperate with financial advisors, accountants and other advisors to the Consenting Lenders and provide financial information and projections and other information, subject to customary confidentiality agreements, to such advisors and potential parties to a Qualifying Transaction.

          2.14 Restructuring of Panini Loan Documents. The Consenting Panini
               --------------------------------------
Lenders shall restructure the Panini Obligations (as such term is defined in the Plan of Reorganization) in accordance with the Plan of Reorganization.

                                   ARTICLE 3
                              REPRESENTATIONS AND
                             WARRANTIES OF TOY BIZ

          Toy Biz hereby represents and warrants to each Consenting Lender and each Consenting Panini Lender as follows:

          3.1  Organization. Each of Toy Biz and its Subsidiary is a corporation
               ------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          3.2  Capitalization.
               --------------

               (a) The authorized capital stock of Toy Biz consists of 100,000,000 Class A Shares, 20,000,000 Class B Shares and 25,000,000 shares of Preferred Stock. As of the date of this Agreement, (i) 27,746,127 Class A Shares are issued and outstanding and no Class A Shares are held in the treasury of Toy Biz, (ii) no Class B Shares are issued and outstanding or held in the treasury of Toy Biz, (iii) no shares of Preferred Stock are issued and outstanding, and
(iv) 704,386 Class A Shares are reserved for issuance upon exercise of outstanding Employee Options. All the outstanding shares of Toy Biz's capital stock are, and all Class A Shares which may be issued pursuant to the exercise of outstanding Employee Options will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) ("Voting Debt") of Toy Biz or its Subsidiary issued and outstanding. Except as set forth above, as of the date hereof, (i) there are no shares of capital stock of Toy Biz authorized, issued or outstanding, and (ii) there are no existing options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of Toy Biz or its Subsidiary, obligating Toy Biz or its Subsidiary to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of Toy Biz or its Subsidiary or securities convertible into or exchangeable for such shares or equity interests, or obligating Toy Biz or its Subsidiary to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment.

               (b) Except as disclosed in Schedule 3.2(b) of the Disclosure Schedule, all of the outstanding shares of capital stock of Toy Biz's Subsidiary are owned of record and beneficially by Toy Biz, directly or indirectly. All such shares have been validly issued and are fully paid and non-assessable and are owned by Toy Biz free and clear of all liens, charges, claims or encumbrances.

               (c) Neither Toy Biz nor its Subsidiary is required to redeem, repurchase or otherwise acquire shares of capital stock of Toy Biz, or its Subsidiary, respectively, as a result of the transactions contemplated by this Agreement.

          3.3  Authorization; Validity of Agreement; Corporate Action. Toy Biz
               ------------------------------------------------------
has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Toy Biz of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the board of directors of Toy Biz and no other corporate action on the part of Toy Biz is necessary to authorize the execution and delivery by Toy Biz of this Agreement and, except for the approval of the stockholders of Toy Biz, the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Toy Biz and constitutes a valid and binding obligation of Toy Biz enforceable against Toy Biz in accordance with its terms except that the enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). Except as disclosed in Schedule 3.3 of the Disclosure Schedule, the execution delivery and performance of this Agreement by Toy Biz do not breach, violate, conflict with or constitute a default under any material agreement to which Toy Biz is a party.

          The Consenting Lenders and the Consenting Panini Lenders acknowledge that Toy Biz is engaged in litigation with Entertainment concerning the status of Toy Biz's class B common stock and its stockholders' agreement (the "Stockholder Agreement Litigation"). The representations in this Article 3 are qualified by the Stockholder Agreement Litigation.

          3.4  Information. Toy Biz has adequate information concerning the
               -----------
business and financial condition of the Debtors, the Reorganization Cases and the transactions contemplated by this Agreement and the Plan of Reorganization to make an informed decision with respect to this transactions contemplated by this Agreement and the Plan of Reorganization. Toy Biz has independently and without reliance upon any of the Consenting Lenders or any of the Consenting Panini Lenders (except for the representations, warranties, and covenants and agreements contained herein) and based on such information as Toy Biz has deemed appropriate in its independent judgment, made its own analysis and decision to enter into this Agreement.


                                   ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF THE
             CONSENTING LENDERS AND THE CONSENTING PANINI LENDERS

          Each of the Consenting Lenders and each of the Consenting Panini Lenders hereby represents and warrants with respect to itself to Toy Biz as follows:

          4.1  Organization. It is an entity duly organized, validly existing
               ------------
and in good standing under the laws of the jurisdiction of its formation.

          4.2  Authorization; Validity of Agreement; Corporate Action. It has
               ------------------------------------------------------
all requisite corporate or similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution, delivery and performance by such party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action by such party and no further action on the part of such part is necessary to authorize the execution and delivery by such party of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such party, and assuming due and valid authorization, execution and delivery hereof of the other parties hereto, is a valid and binding obligation of such party enforceable against such party in accordance with its terms except that the enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditor's rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          4.3  Ownership of Claims. Each Consenting Lender and each Consenting
               -------------------
Panini Lender owns or beneficially owns, respectively, the outstanding principal amount of Senior Secured Claims set forth on its Consenting Lender Execution Page or Consenting Panini Lender Execution Page and, with respect to each such claim, such party has the legal right to exercise all voting rights relating thereto (collectively, "Controlled Claims"); and such party represents that to the extent that it has previously pledged, hypothecated, transferred, participated or otherwise encumbered any interests in such Senior Secured Claim, the other party to any such conveyance has agreed to be bound hereby.

          4.4  Information. Each Consenting Lender and each Consenting Panini
               -----------
Lender has adequate information concerning the business and financial condition of Toy Biz, the Debtors, the Reorganization Cases and the transactions contemplated by this Agreement and the Plan of Reorganization to make an informed decision with respect to the transactions contemplated by this Agreement and the Plan of Reorganization. Each Consenting Lender and each Consenting Panini Lender has independently and without reliance upon Toy Biz, and its officers, directors and representatives whatsoever (except for the representations, warranties, and covenants and agreements contained herein) and based on such information as such party has deemed appropriate in its independent judgment, made its own analysis and decision to enter into this Agreement.


                                   ARTICLE 5
                                  CONDITIONS

          5.1  Conditions to Each Party's Obligations to Continue to Perform Its
               -----------------------------------------------------------------
Respective Obligations in Accordance with Article 2. The obligations of each
---------------------------------------------------
party to perform its respective obligations under Article 2 (other than Section 2.10) during the term of this Agreement shall be subject to there being no order or injunction of a Governmental Entity of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting the transactions contemplated in this Agreement and in the Plan of Reorganization during the term hereof, which condition may be waived in whole or in part by Toy Biz or a Requisite Amount of the Consenting Lenders as the case may be, to the extent permitted by applicable law.

          5.2  Conditions to Consenting Lenders' Obligations to Perform Their
               --------------------------------------------------------------
Respective Obligations in Accordance with Article 2. The obligations of the
---------------------------------------------------
Consenting Lenders and the Consenting Panini Lenders to perform their respective obligations under Article 2 during the term of this Agreement shall be subject to the satisfaction of each of the following conditions during the term hereof, any and all of which may be waived in whole or part by a Requisite Amount of the Consenting Lenders to the extent permitted by applicable law.

               (a)  Representations and Warranties of Toy Biz. The
                    -----------------------------------------
representations and warranties of Toy Biz shall be true and correct in all material respects during the term hereof (except for those representations and warranties that address matters only as of a particular date which need only be true and correct in all material respects as of such date).

               (b)  Covenants of Toy Biz. Toy Biz shall have performed in all
                    --------------------
material respects its obligations required to be performed during the term of this Agreement.

               (c)  No Stockholder Breach Event. No Stockholder Breach Event, as
                    ---------------------------
defined in the Proxy and Stock Option Agreements, shall have occurred and be continuing.

               (d)  Opinion of Counsel. No later than 5:00 p.m., New York Time,
                    ------------------
on November 24, 1997, Battle Fowler LLP, counsel to Toy Biz shall have delivered to Wachtell, Lipton, Rosen & Katz, its opinion in the form attached hereto as
Exhibit 5.2(d).

               (e)  Stockholders Agreement. Toy Biz, Avi Arad and the Perlmutter
                    ----------------------
Stockholders shall have entered into a stockholders agreement pursuant to which Avi Arad and the Perlmutter Stockholders agree to vote their shares of Newco Common Stock in favor of the election to the Newco board of directors of five nominees designated by the Consenting Lenders and certain of their transferees for as long as the Consenting Lenders and those transferees hold more than a specified percentage of the outstanding Newco Common Stock.

          5.3  Conditions to Toy Biz's Obligation to Execute and Deliver the
               -------------------------------------------------------------
Merger Agreement. The obligation of Toy Biz to execute and deliver the Merger
----------------
Agreement and to perform its obligation under Section 2.10 shall be subject to the satisfaction on or prior to the date upon which Toy Biz executes the Merger Agreement of each of the following conditions, any and all of which may be waived in whole or in part by Toy Biz, to the extent permitted by applicable law:

               (a)  Effectiveness of Form S-4. If required by applicable law,
                    -------------------------
the Form S-4 shall have become effective and no stop order suspending the effectiveness of the Form S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

               (b)  HSR Act. Any waiting period (including any extension
                    -------
thereof) under the HSR Act applicable to the Merger shall have expired or been terminated.

               (c)  Injunctions. There shall be no order or injunction of a
                    -----------
Governmental Entity of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger.

               (d)  Confirmation Order. The Bankruptcy Court (or such other
                    ------------------
court as may from time to time exercise jurisdiction over the Debtors' Bankruptcy Cases) shall have entered the Confirmation Order and its effectiveness and enforceability shall not be subject to any stay or injunction and all conditions to the consummation of the Plan of Reorganization shall have been satisfied or duly waived in accordance with the Plan of Reorganization.


                                   ARTICLE 6
                       CONVERSION OF MARVEL-OWNED SHARES

          6.1  Conversion of Marvel-Owned Shares. If this Agreement is
               ---------------------------------
terminated by the Consenting Lenders under Section 7.1(d) or the Merger Agreement is terminated in accordance with Section 6.1(d) thereof, a Requisite Amount of the Consenting Lenders shall have the right to direct Toy Biz to, and Toy Biz shall thereupon be obligated to, convert the Converted Class B Shares into an equal number of duly authorized, fully paid and nonassessable Class B Shares. Following that conversion, the holders of the Converted Class B Shares shall thereafter be deemed to be the holders of such new Class B Shares and the certificates evidencing those Converted Class B Shares shall be deemed to evidence those new Class B Shares. As a condition precedent to that conversion, the New Stockholders Agreement and New Voting Trust Agreements will be released from escrow and the holders of such new Class B Shares will be required to complete, execute and deliver to each of the parties thereto the New Stockholders Agreement and the New Voting Trust Agreements and Toy Biz will deposit one of the Class B Shares into each of the voting trusts established under the New Voting Trust Agreements as contemplated by the New Voting Trust Agreements.


                                   ARTICLE 7
                          TERMINATION AND WITHDRAWAL

          7.1  Termination. This Agreement shall terminate upon the consummation
               -----------
of the Merger at the Effective Time unless terminated sooner in accordance with this Section 7.1. This Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time:

               (a) by mutual written agreement of each of the Consenting Lenders and Toy Biz;

               (b) by Toy Biz if the Consummation Date has not occurred on or before September 21, 1998, provided that the failure of the Consummation Date to occur on or before such date is not the result of the breach of any representation or warranty or the failure to perform any covenant or agreement or satisfy any condition under this Agreement or the Merger Agreement by Toy Biz, it being understood and agreed that the Consummation Date will be deemed to have occurred if the parties effect a substantially similar transaction as contemplated by Sections 2.9 (d) hereof on terms no less favorable to Toy Biz's shareholders (other than the Debtors) than those contemplated by this Master Agreement on or before September 21, 1998;

               (c) by any Consenting Lenders or Toy Biz upon written notice given to the other if there shall be any law or regulation of any competent authority that makes consummation of the Merger illegal or otherwise prohibited, or if any Governmental Entity of competent jurisdiction shall have issued a final non-appealable order, judgment, injunction or order enjoining or otherwise prohibiting the transactions contemplated by this Agreement, other than an Adverse Order or a Change in Control;

               (d) by a Requisite Amount of the Consenting Lenders if Toy Biz breaches or fails in any material respect to perform or comply with any of its covenants and agreements contained herein or breaches its representations and warranties in any material respect and such breach has not been cured to the reasonable satisfaction of the Consenting Lenders within 10 days of the notice by a Requisite Amount of the Consenting Lenders of such breach;

               (e) by a Requisite Amount of the Consenting Lenders if there is a Stockholder Breach Event (as defined in the Proxy and Stock Option Agreements);

               (f) by Toy Biz or any Consenting Lender if the Consenting Lender Threshold Date has not occurred by 5:00 p.m., New York Time on November 21, 1997;

               (g) by Toy Biz after the Consenting Lender Threshold Date if one or more Consenting Lenders breach their respective representations, warranties or covenants contained herein in any material respect, such breaches have not been cured to Toy Biz's reasonable satisfaction within 10 days' receipt by such Consenting Lender of notice by Toy Biz and, as a result of such breach, the amount of Senior Secured Claims held by, or number of, non-breaching Consenting Lenders falls below the Consenting Lender Threshold; and/or

               (h) by Toy Biz or any Consenting Lender after the Consenting Lender Threshold Date, if as a result of breaches by one or more Consenting Lenders contemplated by Section 7.1(f) and/or withdrawals by Consenting Lenders pursuant to Section 7.2 and 8.2, the amount of Senior Secured Claims held by, or number of, non-breaching Consenting Lenders and non-withdrawing Consenting Lenders falls below the Consenting Lenders Threshold.

          7.2  Withdrawal. A Consenting Lender shall have the right to withdraw
               ----------
from this Agreement during the following periods. Upon withdrawal from this Agreement by a Consenting Lender the withdrawing Consenting Lender shall thereupon cease to have any rights or obligations under this Agreement, and shall no longer be deemed to be a Consenting Lender. A Consenting Lender may withdraw:

               (a) at any time prior to 5:00 p.m., New York Time, January 15, 1998, if a court of competent jurisdiction has not by January 5, 1998 established a date on or prior to February 15, 1998 to consider the adequacy of the Disclosure Statement provided that failure to establish such a date is not the result of the breach of any representation or warranty or the failure to perform any covenant or agreement or satisfy any condition under this Agreement or the Merger Agreement by any of the Consenting Lenders or any of the Consenting Panini Lenders;

               (b) at any time prior to 5:00 p.m., New York Time, February 25, 1998, if the Disclosure Statement relating to the Plan of Reorganization has not been approved by the Bankruptcy Court (or such other court as may from time to time exercise jurisdiction over the Debtors' Bankruptcy Cases) by February 15, 1998 provided that failure to approve the Disclosure Statement by such date is not the result of the breach of any representation or warranty or the failure to perform any covenant or agreement or satisfy any condition under this Agreement or the Merger Agreement by any of the Consenting Lenders or any of the Consenting Panini Lenders;

               (c) at any time prior to 5:00 p.m., New York Time, April 10, 1998, if the Confirmation Date has not occurred on or before April 1, 1998, provided that failure of the Confirmation Date to occur on or before such date is not the result of the breach of any representation or warranty or the failure to perform any covenant or agreement or satisfy any condition under this Agreement or the Merger Agreement by any of the Consenting Lenders or any of the Consenting Panini Lenders;

               (d) at any time prior to 5:00 p.m., New York Time, May 25, 1998, if the Consummation Date has not occurred on or before May 15, 1998, provided that the failure of the Consummation Date to occur on or before such date is not the result of the breach of any representation or warranty or the failure to perform any covenant or agreement or satisfy any condition under this Agreement or the Merger Agreement by any of the Consenting Lenders or any of the Consenting Panini Lenders;

               (e) at any time during the sixty (60) day period following the entry of an Adverse Order.

               (f) at any time during the thirty (30) day period following a Change in Control.


                                   ARTICLE 8
                                 MISCELLANEOUS

          8.1  Fees and Expenses. Except as contemplated by this Agreement and
               -----------------
the Plan of Reorganization, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

          8.2  Amendment, Modification, Waiver and Other Action. Subject to
               ------------------------------------------------
applicable law, this Agreement may be amended, modified and supplemented in any and all respects, and any provision hereof may be waived, by written agreement of Toy Biz and a Requisite Amount of the Consenting Lenders, provided that any Consenting Lender who does not agree to any such amendment, modification, supplement or waiver shall have the right to withdraw from this Agreement within ten days after such amendment, modification, supplement or waiver becomes effective, and in addition, provided that no such amendment, modification supplement or waiver shall affect the amount of the Newco Guaranty, the collateral securing the Newco Guaranty or any of the terms of the Restructured Panini Obligations without the written agreement of a Requisite Amount of the Consenting Panini Lenders.

          8.3  Nonsurvival of Representations and Warranties. None of the
               ---------------------------------------------
representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time.

          8.4  Notices. All notices and other communications hereunder shall be
               -------
in writing and shall be sufficient if in writing and delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, and shall be deemed given when so delivered personally, telecopied or if mailed or sent by overnight courier service, on the scheduled delivery date, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               if to the Consenting Lenders, to:

               To the address of that
               Consenting Lender set forth
               adjacent to the signature of
               that Consenting Lender on
               the signature pages to this
               Agreement

               with a copy to:

               Chaim J. Fortgang
               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Telephone No.:  (212) 403-1000
               Telecopy No.:  (212) 403-2000

               and

               if to the Consenting Panini Lenders, to:

               To the address of that
               Consenting Panini Lender set forth
               adjacent to the signature of
               that Consenting Panini Lender on
               the signature pages to this
               Agreement

               with a copy to:

               Chaim J. Fortgang
               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Telephone No.:  (212) 403-1000
               Telecopy No.:  (212) 403-2000

               and

               if to Toy Biz, to:

               Toy Biz, Inc.
               333 East 38th Street
               New York, New York 10016
               Attention:  General Counsel
               Telephone No.:  (212) 682-4700
               Telecopy No.:  (212) 682-3516
               with a copy to:

               Lawrence Mittman
               Battle Fowler LLP
               75 East 55th Street
               New York, New York 10022
               Telephone No.:  (212) 856-7177
               Telecopy No.:  (212) 856-7807

          8.5  Interpretation. When a reference is made in this Agreement to
               --------------
Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". As used in this Agreement, the term "affiliate(s)" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

          8.6  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          8.7  Entire Agreement, No Third Party Beneficiaries. This Agreement
               ----------------------------------------------
(including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          8.8  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a Governmental Entity of competent jurisdiction to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          8.9  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the general corporation law of the State of Delaware with respect to matters covered therein and otherwise in accordance with the laws of the State of New York, in each case without giving effect to the principles of conflicts of law thereof.

          8.10 Enforcement; Damages. The parties agree that irreparable damage
               --------------------
 would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity; provided, however, in no
                                                        --------  -------
 event shall Toy Biz be liable for any damages as a result of a breach or failure by Toy Biz to perform or comply with any of its covenants or agreements contained in this Agreement which (i)(x) occurs after there has been a Change in Control and (y) is caused by the action or inaction of the new board of directors or new management of Toy Biz or (ii) occurs as a result of an Adverse Order.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          TOY BIZ, INC.

                                          By:
                                             -----------------------------------
                                             Name: Joseph M. Ahearn
                                             Title: President

                        CONSENTING LENDER EXECUTION PAGE

By signing below, the undersigned is hereby executing and agreeing to be bound by the (a) Amended and Restated Master Agreement (the "Master Agreement"), dated as of November 19, 1997, by and among (i) Toy Biz, Inc., (ii) certain secured creditors of Marvel Entertainment Group, Inc. and certain of its direct and indirect subsidiaries (the "Marvel Debtors"), and (iii) the Panini Lenders (as defined in the Plan of Reorganization referred to in the Master Agreement), (b) Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, by and among Isaac Perlmutter, Isaac Perlmutter, T.A. and Zib, Inc. and certain secured creditors of the Marvel Debtors, and (c) Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, by and among Avi Arad and certain secured creditors of the Marvel Debtors. This Consenting Lender Execution Page shall be deemed to be a signature page to each of the agreements listed above and the undersigned shall be deemed to have signed each as a "Consenting Lender."

                                    Name of Consenting Lender:


                                    --------------------------------------------


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    Address for Notices:


                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    Telephone No.:
                                                  ------------------------------
                                    Telecopy No.:
                                                 -------------------------------

                                    Principal amount of Fixed Senior Secured
                                    Claims owned or beneficially owned and which
                                    is consenting as set forth above: $        .
                                                                       --------

                    CONSENTING PANINI LENDER EXECUTION PAGE

 By signing below, the undersigned is hereby executing and agreeing to be bound by the Amended and Restated Master Agreement (the "Master Agreement"), dated as of November 19, 1997, by and among (i) Toy Biz, Inc., (ii) certain secured creditors of Marvel Entertainment Group, Inc. and certain of its direct and indirect subsidiaries, and (iii) the Panini Lenders (as defined in the Plan of Reorganization referred to in the Master Agreement).

                                    Name of Consenting Panini Lender:


                                    --------------------------------

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:

                                    Address for Notices:


                                    --------------------------------
                                    --------------------------------
                                    --------------------------------
                                    Telephone No.:
                                                  ------------------
                                    Telecopy No.:
                                                 -------------------

                                    Principal amount of claims under the
                                    Existing Panini Junior Credit Agreements
                                    owned or beneficially owned and which is
                                    consenting as set forth above: It.
                                    Lire                  .
                                        ------------------


                                    Principal amount of claims under the
                                    Existing Panini Senior Credit Agreements
                                    owned or beneficially owned and which is
                                    consenting as set forth above: It.
                                    Lire                  .
                                        ------------------

                             AMENDMENT NO. 1 TO THE
                     AMENDED AND RESTATED MASTER AGREEMENT


          This Amendment No. 1, dated as of February 3, 1998 (this "Amendment"), to the Amended and Restated Master Agreement, dated as of November 19, 1997 (the "Master Agreement"), by and among (i) Toy Biz, Inc., a Delaware corporation ("Toy Biz"), (ii) certain secured creditors (the "Consenting Lenders") of Marvel Entertainment Group, Inc., a Delaware corporation ("Entertainment"), and certain of its direct and indirect subsidiaries and (iii) certain creditors (the "Consenting Panini Lenders") of Panini S.p.A. and its subsidiaries.


                             PRELIMINARY STATEMENT


          Each of the parties to this Amendment is a party to the Master Agreement. Sections 7.1(b) and 7.2 of the Master Agreement specify certain dates by which events are contemplated to occur. The parties to this Amendment wish to extend the dates specified in those sections of the Master Agreement by 30 days as provided in this Amendment.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, and on the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

          Section 1. The following dates referred to in the Master Agreement are hereby amended as follows:

          (a) The date "February 15, 1998" in Section 7.2(a) of the Master Agreement is hereby extended to March 17, 1998.

          (c) The dates "February 25, 1998" and "February 15, 1998" in Section 7.2(b) of the Master Agreement are hereby extended to March 27, 1998 and March 17, 1998, respectively.

          (d) The dates "April 10, 1998" and "April 1, 1998" in Section 7.2(c) of the Master Agreement are hereby extended to May 10, 1998 and May 1, 1998, respectively.

          (e) The dates "May 25, 1998" and "May 15, 1998" in Section 7.2(d) of the Master Agreement are hereby extended to June 24, 1998 and June 14, 1998, respectively.

          (f) The date September 21, 1998 in Section 7.1(b) of the Master Agreement is hereby extended to October 21, 1998.

          Section 2. This Amendment shall become effective when it has been executed by Consenting Lenders who are parties to the Master Agreement and who constitute the Consenting Lender Threshold (as that terms is defined in the Master Agreement). This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          Section 3. Except as specifically amended in this Amendment, the Master Agreement is ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

          Section 4. The joint plan of reorganization of Entertainment and certain of its direct and indirect subsidiaries, filed on November 19, 1997, shall be amended to be substantially consistent with Exhibit A hereto.


                 THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                        TOY BIZ, INC.


                                        By:
                                           ------------------------------------
                                           Name:  Joseph M. Ahearn
                                           Title: President



                             CONSENTS TO EXTENSION


          I, Avi Arad, consent to this Amendment No. 1 to the Amended and Restated Master Agreement, dated as of February 3, 1998 (the "Master Agreement Amendment"), and confirm that the Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, between myself and secured creditors of Marvel Entertainment Group, Inc., remains in full force and effect despite the Master Agreement Amendment.

                                        ----------------------------------------
                                                        Avi Arad



          I, Isaac Perlmutter, consent to this Amendment No. 1 to the Amended and Restated Master Agreement, dated as of February 3, 1998 (the "Master Agreement Amendment"), and confirm that the Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, between myself and secured creditors of Marvel Entertainment Group, Inc., remains in full force and effect despite the Master Agreement Amendment.


                                        ----------------------------------------
                                                     Isaac Perlmutter

                        CONSENTING LENDER EXECUTION PAGE

By signing below, the undersigned is hereby executing and agreeing to be bound by (a) Amendment No. 1, dated as of February 3, 1998, to the Amended and Restated Master Agreement, dated as of November 19, 1997, by and among (i) Toy Biz, Inc., (ii) certain secured creditors (the "Consenting Lenders") of Marvel Entertainment Group, Inc., a Delaware corporation ("Entertainment"), and certain of its direct and indirect subsidiaries (the "Marvel Debtors") and (iii) certain creditors of Panini S.p.A. and its subsidiaries.

                                        Name of Consenting Lender:


                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                            AMENDMENT NO. 2 TO THE
                     AMENDED AND RESTATED MASTER AGREEMENT

        This Amendment No. 2, dated as of March 12, 1998 (this "Second Amendment"), to the Amended and Restated Master Agreement, dated as of November 19, 1997 (the "Master Agreement"), by and among (i) Toy Biz, Inc., a Delaware corporation ("Toy Biz"), (ii) certain secured creditors (the "Consenting Lenders") of Marvel Entertainment Group, Inc., a Delaware corporation ("Entertainment"), and certain of its direct and indirect subsidiaries and
 (iii) certain creditors (the "Consenting Panini Lenders") of Panini S.p.A. and its subsidiaries.

                             PRELIMINARY STATEMENT

        Each of the parties to this Second Amendment is a party to the Master Agreement. Sections 7.1(b) and 7.2 of the Master Agreement originally specified certain dates by which events were contemplated to occur. Those dates were extended by 30 days by Amendment No. 1, dated as of February 3, 1998, to the Master Agreement (the "First Amendment"). The parties to this Second Amendment wish to further extend those dates by 30 days as provided in this Second Amendment.

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, and on the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

        Section 1. The following dates referred to in the Master Agreement are hereby amended as follows:

        (a) The dates "April 10, 1998" and "April 1, 1998" in Section 7.2(c) of the Master Agreement, extended by the First Amendment to May 10, 1998 and May 1, 1998, respectively, are hereby extended to June 9, 1998 and June 1, 1998, respectively.

        (b) The dates "May 25, 1998" and "May 15, 1998" in Section 7.2(d) of the Master Agreement, extended by the First Amendment to June 24, 1998 and June 14, 1998, respectively, are hereby extended to July 24, 1998 and July 14, 1998, respectively.

              (c) The date September 21, 1998 in Section 7.1(b) of the Master Agreement, extended by the First Amendment to October 21, 1998, is hereby extended to November 20, 1998.

              Section 2. This Second Amendment shall become effective when it has been executed by Consenting Lenders who are parties to the Master Agreement and who constitute the Consenting Lender Threshold (as that terms is defined in the Master Agreement). This Second Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

              Section 3. Except as specifically amended in this Second Amendment, the Master Agreement is ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

              Section 4. The joint plan of reorganization of Entertainment and certain of its direct and indirect subsidiaries; filed on November 19, 1997, and amended on February 12, 1998, shall be further amended to be substantially in the form attached as Exhibit A hereto.

                THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                         TOY BIZ, INC.

                                         By:
                                            ------------------------------------
                                            Name: Joseph M. Ahearn
                                            Title: President

                             CONSENTS TO EXTENSION

          I, Avi Arad, consent to this Amendment No. 2, dated as of March 12, 1998, to the Amended and Restated Master Agreement (the "Master Agreement Second Amendment"), and confirm that the Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, between myself and secured creditors of Marvel Entertainment Group, Inc., remains in full force and effect despite the Master Agreement Second Amendment.


                                         ---------------------------------------
                                                          Avi Arad

          I, Isaac Perlmutter, consent to this Amendment No. 2, dated as of March 12, 1998, to the Amended and Restated Master Agreement (the "Master Agreement Second Amendment"), and confirm that the Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, between myself and secured creditors of Marvel Entertainment Group, Inc., remains in full force and effect despite the Master Agreement Second Amendment.


                                         ---------------------------------------
                                                    Isaac Perlmutter

                        CONSENTING LENDER EXECUTION PAGE

By signing below, the undersigned is hereby executing and agreeing to be bound by (a) Amendment No. 2, dated as of March 10, 1998, to the Amended and Restated Master Agreement, dated as of November 19, 1997, by and among (i) Toy Biz, Inc.,
(ii) certain secured creditors (the "Consenting Lenders") of Marvel Entertainment Group, Inc., a Delaware corporation ("Entertainment"), and certain of its direct and indirect subsidiaries (the "Marvel Debtors") and (iii) certain creditors of Panini S.p.A. and its subsidiaries.

                                      Name of Consenting Lender:


                                      ------------------------------------------

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title: